LINKLATERS
& ALLIANCE

CONFORMED COPY

Dated 8th December 1999

SCOTTISH POWER UK plc
as Issuer

and

THE LAW DEBENTURE TRUST CORPORATION p.l.c.

as Trustee

Second Supplemental Trust Deed

relating to

SCOTTISH POWER UK plc
U.S. $4,000,000,000 Debt Issuance Programme
Arranged by J.P. Morgan Securities Ltd.

LINKLATERS
One Silk Street
London EC2Y 8HQ

Telephone: (44-171) 456 2000
Facsimile: (44-171) 456 2222

Ref: JALB/SJZH/JHS
This Second Supplemental Trust Deed is made on 8th December 1999 between:

(1)	SCOTTISH POWER UK plc (the “Issuer” ) and

(2)	THE LAW DEBENTURE TRUST CORPORATION p.l.c. (the “Trustee”, which expression, where the context so admits, includes any other trustee for the time being of this Trust Deed).

Whereas :

(A)	The parties to this Second Supplemental Trust Deed are parties to a Trust Deed dated 4th
November 1997 as supplemented by a Supplemental Trust Deed dated 6th November 1998
(together, the “Trust Deed”) relating to the U.S.$4,000,000,000 Debt Issuance Programme of
the Issuer (the “Programme”).

(B)	The parties to this Second Supplemental Trust Deed wish to amend the Trust Deed as set out herein.

This deed witnesses and it is declared as follows:

1	Definitions

Subject as provided herein and except as the context otherwise requires, terms defined in the Trust
Deed shall have the same meaning in this Second Supplemental Trust Deed.

2	Amendment

2.1	The Trustee, being of the opinion that to do so is not materially prejudicial to the interests of the
Noteholders, hereby agrees in exercise of the power conferred on it by Clause 12.1 of the Trust
Deed to modify the Trust Deed by amending the Trust Deed in the form of this Second
Supplemental Trust Deed.

2.2	The Trust Deed, as amended by this Second Supplemental Trust Deed shall henceforward in relation to Notes issued on or after 8th December 1999 have effect as so amended. For the avoidance of doubt the Trust Deed shall continue to have effect in relation to Notes issued prior to 8th December 1999. Subject thereto, references herein to the “Trust Deed” shall be to the
Trust Deed as amended by this Second Supplemental Trust Deed.

2.3	All references in the Trust Deed to “Cedelbank” or “Cedelbank, société anonyme” shall be deleted and replaced by “Cedelbank”.

2.4	Clause 12.2.1 of the Trust Deed shall be amended by the addition of a new sub-clause (v) as follows:
“(v) (unless the Issuer’s successor in business is the Substituted Obligor) the obligations of the
Substituted Obligor as the principal debtor under this Trust Deed, the Notes and the Coupons are guaranteed by the Issuer to the Trustee’s satisfaction.”

2.5	In relation to the resignation of Citibank, NA., Brussels as Paying Agent and Transfer Agent,
and the appointment of Citibank AG, Frankfurt as its successor Paying Agent and Transfer
Agent under the Programme in relation to Notes issued on or after the date hereof, all references in the Trust Deed to the Paying Agent or the Transfer Agent shall be deemed to be references to Citibank AG, Frankfurt.

3	Forms of Notes, Certificate, Coupon and Talons

3.1	The forms of notes set out in Schedule 1 Parts A and B and in Schedule 2 Part A of the
Supplemental Trust Deed shall be replaced by those set out in Schedule 1 Parts A and B and in Schedule 2 Part A respectively hereto.

3.2	The forms of certificates set out in Schedule 1 Part C and in Schedule 2 Part B of the
Supplemental Trust Deed shall be replaced by those set out in Schedule 1 Part C and in
Schedule 2 Part B respectively hereto.

3.3	The form of coupon set out in Schedule 2 Part D of the Supplemental Trust Deed shall be replaced by that set out in Schedule 2 Part D hereto.

3.4	The form of talon set out in Schedule 2 Part E of the Supplemental Trust Deed shall be replaced by that set out in Schedule 2 Part E hereto.

4	Conditions

The form of the terms and conditions of the Notes set out in Schedule 2 Part C of the
Supplemental Trust Deed shall be replaced by those set out in the Schedule hereto.

5	Trust Deed

Save as provided herein, the Trust Deed shall remain in full force and effect.

6	Governing Law, Submission and Jurisdiction

6.1	Governing Law: This Second Supplemental Trust Deed shall be governed by and construed in accordance with English law.

6.2	Submission to Jurisdiction: The courts of England are to have jurisdiction to settle any disputes that may arise out of or in connection with this Second Supplemental Trust Deed, the
Notes, the Receipts, the Coupons or the Talons and accordingly any legal action or proceedings arising out of or in connection with this Second Supplemental Trust Deed, the
Notes, the Receipts, the Coupons or the Talons (“Proceedings”) may be brought in such courts. The Issuer irrevocably submits to the jurisdiction of such courts and waives any objections to Proceedings in such courts on the ground of venue or on the ground that the
Proceedings have been brought in an inconvenient forum. This submission is for the benefit of each of the Trustee, the Noteholders and the Couponholders and shall not limit the right of any of them to take Proceedings in any other court of competent jurisdiction nor shall the taking of
Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).

6.3	Service of Process: The Issuer shall procure that its London office, whose address is 5th
Floor, 30 Cannon Street, London EC4M 6XH will act as its agent for service of process in any Proceedings in England. The Issuer undertakes that in the event of the agent of process appointed by it ceasing to so act, it will appoint such other person acceptable to the Trustee and shall immediately notify the Trustee of such appointment. Nothing shall affect the right to serve process in any other manner permitted by law.

SCHEDULE 1
Part A
Form of Temporary Global Note

This Note constitutes [[commercial paper/a [shorter/longer] term debt security] issued in accordance with regulations made under Section 4 of the Banking Act 1987. The Issuer of this Note is Scottish Power UK plc, which is not an authorised institution or a European authorised institution (as such terms are defined in the Banking Act 1987 (Exempt Transactions) Regulations 1997). Repayment of the principal and the payment of any interest or premium in connection with this Note has not been guaranteed](*) [(*) Delete if Note is not denominated in Sterling or if issue proceeds are not accepted in the UK.]

SCOTTISH POWER UK plc
(Incorporated in Scotland with limited liability under
registered number 117120)

DEBT ISSUANCE PROGRAMME

TEMPORARY GLOBAL NOTE

Temporary Global Note No. [•]

This temporary Global Note is issued in respect of the Notes (the “Notes”) of the Tranche and Series specified in the Second Schedule hereto of Scottish Power UK plc (the “ Issuer”).

Interpretation and Definitions

References in this temporary Global Note to the “Conditions” are to the Terms and Conditions applicable to the Notes (which are in the form set out in Schedule 2 Part C to the Trust Deed (as amended or supplemented as at the Issue Date, the “Trust Deed”) dated 4th November 1997 between the Issuer and The Law Debenture Trust Corporation p.l.c. as trustee, as such form is supplemented and/or modified and/or superseded by the provisions of this temporary Global Note (including the supplemental definitions and any modifications or additions set out in the Second Schedule hereto), which in the event of any conflict shall prevail). Other capitalised terms used in this temporary Global Note shall have the meanings given to them in the Conditions or the Trust Deed. If the Second Schedule hereto specifies that the applicable TEFRA exemption is either “C Rules” or “not applicable”, this temporary Global Note is a “C Rules Note”, otherwise this temporary Global Note is a “D Rules Note”.

Aggregate Principal Amount

The aggregate principal amount from time to time of this temporary Global Note shall be an amount equal to the aggregate principal amount of the Notes as shall be shown by the latest entry in the fourth column of the First Schedule hereto, which shall be completed by or on behalf of the Issuing and Paying Agent upon (i) the issue of Notes represented hereby, (ii) the exchange of the whole or a part of this temporary Global Note for a corresponding interest in a permanent Global Note or, as the case may be, for Definitive Notes or Registered Notes, (iii) the redemption or purchase and cancellation of Notes represented hereby and/or (iv) in the case of Partly-paid Notes, the forfeiture of Notes represented hereby in accordance with the Conditions relating to such Partly-paid Notes, all as described below.

Promise to Pay

Subject as provided herein, the Issuer, for value received, promises to pay to the bearer of this temporary Global Note, upon presentation and (when no further payment is due in respect of this temporary Global Note) surrender of this temporary Global Note, on the Maturity Date (or on such earlier date as the Redemption Amount may become repayable in accordance with the Conditions) the Redemption Amount in respect of the aggregate principal amount of Notes represented by this temporary Global Note and (unless this temporary Global Note does not bear interest) to pay interest in respect of such aggregate principal amount of Notes from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

Exchange

If this temporary Global Note is an Exchangeable Bearer Note, this temporary Global Note may be exchanged in whole or from time to time in part for one or more Registered Notes in accordance with the Conditions on or after the Issue Date but before the Exchange Date referred to below by its presentation to the Issuing and Paying Agent. On or after the Exchange Date, the outstanding principal amount of this temporary Global Note may be exchanged for Definitive Notes and Registered Notes in accordance with the next paragraph.

Subject as provided in the Conditions applicable to Partly-paid Notes, on or after the first day following the expiry of 40 days after the Issue Date (the “Exchange Date”), this temporary Global Note may be exchanged (free of charge to the holder) in whole or from time to time in part by its presentation and, on exchange in full, surrender to or to the order of the Issuing and Paying Agent for interests in a permanent Global Note or, if so specified in the Second Schedule hereto, for Definitive Notes and (if this temporary Global Note is an Exchangeable Bearer Note), in each case, for Registered Notes in an aggregate principal amount equal to the principal amount of this temporary Global Note submitted for exchange provided that, in the case of any part of this temporary Global Note submitted for exchange for a permanent Global Note or Definitive Notes, there shall have been Certification with respect to such principal amount submitted for such exchange dated no earlier than the Exchange Date.

“Certification” means the presentation to the Issuing and Paying Agent of a certificate or certificates with respect to one or more interests in this temporary Global Note, signed by Euroclear or Cedelbank, substantially to the effect set out in Schedule 4 to the Agency Agreement to the effect that it has received a certificate or certificates substantially to the effect set out in Schedule 3 to the Agency Agreement with respect thereto and that no contrary advice as to the contents thereof has been received by Euroclear or Cedelbank, as the case may be.

Upon the whole or a part of this temporary Global Note being exchanged for a permanent Global Note, such permanent Global Note shall be exchangeable in accordance with its terms for Definitive Notes or Registered Notes.

The Definitive Notes or the Certificates representing the Registered Notes for which this temporary Global Note or a permanent Global Note may be exchangeable shall be duly executed and authenticated, shall, in the case of Definitive Notes, have attached to them all Coupons (and, where appropriate, Talons) in respect of interest, and all Receipts in respect of Instalment Amounts, that have not already been paid on this temporary Global Note or the permanent Global Note, as the case may be, shall be security printed or, in the case of Certificates, printed in accordance with applicable legal and stock exchange requirements and shall be substantially in the form set out in the Schedules to the Trust Deed as supplemented and/or modified and/or superseded by the terms of the Second Schedule hereto. Certificates issued upon exchange for Registered Notes shall not be Global Certificates unless the holder so requests and certifies to the Issuing and Paying Agent that it is, or is acting as a nominee for, Cedelbank, Euroclear and/or any other clearing system.

On any exchange of a part of this temporary Global Note for an equivalent interest in a permanent Global Note, for Definitive Notes or for Registered Notes, as the case may be, the portion of the principal amount hereof so exchanged shall be endorsed by or on behalf of the Issuing and Paying Agent in Part I of the First Schedule hereto, whereupon the principal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed.

Benefit of Conditions

Except as otherwise specified herein, this temporary Global Note is subject to the Conditions and the Trust Deed and, until the whole of this temporary Global Note is exchanged for equivalent interests in a permanent Global Note, for Definitive Notes or for Registered Notes, as the case may be, the holder of this temporary Global Note shall in all respects be entitled to the same benefits as if it were the holder of the permanent Global Note (or the relevant part of it) or the Definitive Notes, as the case may be, for which it may be exchanged as if such permanent Global Note or Definitive Notes had been issued on the Issue Date.

Payments

No person shall be entitled to receive any payment in respect of the Notes represented by this temporary Global Note that falls due on or after the Exchange Date unless, upon due presentation of this temporary Global Note for exchange, delivery of (or, in the case of a subsequent exchange, due endorsement of) a permanent Global Note or delivery of Definitive Notes or Certificates, as the case may be, is improperly withheld or refused by or on behalf of the Issuer.

Payments due before the Exchange Date shall only be made in relation to such principal amount of this temporary Global Note with respect to which there shall have been Certification dated no earlier than such due date for payment.

Any payments that are made in respect of this temporary Global Note shall be made to its holder against presentation and (if no further payment falls to be made on it) surrender of it at the specified office of the Issuing and Paying Agent or of any other Paying Agent provided for in the Conditions. If any payment in full of principal is made in respect of any Note represented by this temporary Global Note, the portion of this temporary Global Note representing such Note shall be cancelled and the amount so cancelled shall be endorsed by or on behalf of the Issuing and Paying Agent in the First Schedule hereto (such endorsement being prima facie evidence that the payment in question has been made) whereupon the principal amount hereof shall be reduced for all purposes by the amount so cancelled and endorsed. If any other payments are made in respect of the Notes represented by this temporary Global Note, a record of each such payment shall be endorsed by or on behalf of the Issuing and Paying Agent on an additional schedule hereto (such endorsement being prima facie evidence that the payment in question has been made).

Cancellation

Cancellation of any Note represented by this temporary Global Note that is required by the Conditions to be cancelled (other than upon its redemption) shall be effected by reduction in the principal amount of this temporary Global Note representing such Note on its presentation to or to the order of the Issuing and Paying Agent for endorsement in the First Schedule hereto, whereupon the principal amount hereof shall be reduced for all purposes by the amount so cancelled and endorsed.

Notices

Notices required to be given in respect of the Notes represented by this temporary Global Note may be given by their being delivered (so long as this temporary Global Note is held on behalf of Euroclear and Cedelbank or any other clearing system) to Euroclear, Cedelbank or such other clearing system, as the case may be, or otherwise to the holder of this temporary Global Note, rather than by publication as required by the Conditions.

No provision of this temporary Global Note shall alter or impair the obligation of the Issuer to pay the principal and premium of and interest on the Notes when due in accordance with the Conditions.

This temporary Global Note shall not be valid or become obligatory for any purpose until authenticated by or on behalf of the Issuing and Paying Agent.

This temporary Global Note shall be governed by and construed in accordance with English law.

In witness whereof the Issuer has caused this temporary Global Note to be duly signed on its behalf.

Dated as of the Issue Date.

SCOTTISH POWER UK plc

By:

CERTIFICATE OF AUTHENTICATION

This temporary Global Note is authenticated
by or on behalf of the Issuing and Paying Agent.

CITIBANK, N.A.
as Issuing and Paying Agent

By:

Authorised Signatory
For the purposes of authentication only.
Without recourse, warranty or liability.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THE FIRST SCHEDULE

Principal amount of Notes represented by this temporary Global Note

The following (i) issue of Notes initially represented by this temporary Global Note, (ii) exchanges of the whole or a part of this temporary Global Note for interests in a permanent Global Note, for Definitive Notes or for Registered Notes and/or (iii) cancellations or forfeitures of interests in this temporary Global Note have been made, resulting in the principal amount of this temporary Global Note specified in the latest entry in the fourth column below:

Date	Amount of	Reason for	Principal amount	Notation made
	decrease in	decrease in	of this temporary	by or on behalf
	principal amount	principal amount	Global Note on	of the Issuing
	of this temporary	of this temporary	issue or	and Paying
	Global Note	Global Note	following such	Agent
		(exchange,	decrease
cancellation or
forfeiture)

Issue Date	not applicable	not applicable

[Insert the provisions of the relevant Pricing Supplement that relate to the Conditions or the Global Notes as the Second Schedule]

SCHEDULE 1

Part B

Form of Permanent Global Note

This Note constitutes [[commercial paper/a [shorter/longer] term debt security] issued in accordance with regulations made under Section 4 of the Banking Act 1987. The Issuer of this Note is Scottish Power UK plc, which is not an authorised institution or a European authorised institution (as such terms are defined in the Banking Act 1987 (Exempt Transactions) Regulations 1997). Repayment of the principal and the payment of any interest or premium in connection with this Note has not been guaranteed](*) [(*) Delete if Note is not denominated in Sterling or if issue proceeds are not accepted in the UK.]

SCOTTISH POWER UK plc

(Incorporated in Scotland with limited liability under
registered number 117120)

DEBT ISSUANCE PROGRAMME

Permanent Global Note No. [•]

This permanent Global Note is issued in respect of the Notes (the “Notes”) of the Tranche(s) and Series specified in the Third Schedule hereto of Scottish Power UK plc (the “ Issuer”).

Interpretation and Definitions

References in this permanent Global Note to the “Conditions” are to the Terms and Conditions applicable to the Notes (which are in the form set out in Schedule 2 Part C to the Trust Deed (as amended or supplemented as at the Issue Date, the “Trust Deed”) dated 4th November 1997 between the Issuer and The Law Debenture Trust Corporation p.l.c. as trustee, as such form is supplemented and/or modified and/or superseded by the provisions of this permanent Global Note (including the supplemental definitions and any modifications or additions set out in the Third Schedule hereto), which in the event of any conflict shall prevail). Other capitalised terms used in this permanent Global Note shall have the meanings given to them in the Conditions or the Trust Deed.

Aggregate Principal Amount

The aggregate principal amount from time to time of this permanent Global Note shall be an amount equal to the aggregate principal amount of the Notes as shall be shown by the latest entry in the fourth column of the First Schedule hereto, which shall be completed by or on behalf of the Issuing and Paying Agent upon (i) the exchange of the whole or a part of the temporary Global Note initially representing the Notes for a corresponding interest herein (in the case of Notes represented by a temporary Global Note upon issue), (ii) the issue of the Notes represented hereby (in the case of Notes represented by this permanent Global Note upon issue), (iii) the exchange of the whole or, where the limited circumstances so permit, a part of this permanent Global Note for Definitive Notes or Registered Notes, (iv) the redemption or purchase and cancellation of Notes represented hereby and/or (v) in the case of Partly-paid Notes, the forfeiture of Notes represented hereby in accordance with the Conditions relating to such Partly-paid Notes, all as described below.

Promise to Pay

Subject as provided herein, the Issuer, for value received, hereby promises to pay to the bearer of this permanent Global Note, upon presentation and (when no further payment is due in respect of this permanent Global Note) surrender of this permanent Global Note, on the Maturity Date (or on such earlier date as the Redemption Amount may become repayable in accordance with the Conditions) the Redemption Amount in respect of the aggregate principal amount of Notes represented by this permanent Global Note and (unless this permanent Global Note does not bear interest) to pay interest in respect of such aggregate principal amount of Notes from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

Exchange

This permanent Global Note is exchangeable (free of charge to the holder) on or after the Exchange Date in whole but not, except as provided in the next paragraph, in part for the Definitive Notes or (if this permanent Global Note is an Exchangeable Bearer Note) Registered Notes represented by the Certificates described below:

(i)	by the Issuer giving notice to the Issuing and Paying Agent and the Noteholders of its intention to effect such exchange

(ii)	if the Third Schedule hereto provides that this permanent Global Note is exchangeable for Definitive Notes at the request of the holder, by such holder giving notice to the Issuing and Paying Agent of its election for such exchange

(iii)	if this permanent Global Note is an Exchangeable Bearer Note, by the holder hereof giving notice to the Issuing and Paying Agent of its election to exchange the whole or a part of this permanent Global Note for Registered Notes or

(iv)	otherwise, if this permanent Global Note is held on behalf of Euroclear or Cedelbank or any other clearing system (an “Alternative Clearing System”) and any such clearing system is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so.

This permanent Global Note is exchangeable in part (provided, however, that if this permanent Global Note is held by or on behalf of Euroclear and/or Cedelbank, the rules of Euroclear and/or Cedelbank, as the case may be, so permit) (i) if this permanent Global Note is an Exchangeable Bearer Note and the part hereof submitted for exchange is to be exchanged for Registered Notes or (ii) if so provided, and in accordance with, the Conditions relating to Partly-paid Notes.

“Exchange Date” means a day falling not less than 60 days, or in the case of an exchange for Registered Notes 5 days, after that on which the notice requiring exchange is given and on which banks are open for business in the city in which the specified office of the Issuing and Paying Agent is located and, except in the case of exchange pursuant to (iv) above, in the cities in which Euroclear and Cedelbank or, if relevant, the Alternative Clearing System, are located.

Subject as provided in the Conditions applicable to Party-paid Notes, any such exchange may be effected on or after an Exchange Date by the holder of this permanent Global Note surrendering this permanent Global Note or, in the case of a partial exchange, presenting it for endorsement to or to the order of the Issuing and Paying Agent. In exchange for this permanent Global Note, or part thereof to be exchanged, the Issuer shall deliver, or procure the delivery of, duly executed and authenticated Definitive Notes and/or (if this permanent Global Note is an Exchangeable Bearer Note) Certificates in an aggregate principal amount equal to the principal amount of this permanent Global Note submitted for exchange (if appropriate, having attached to them all Coupons (and, where appropriate, Talons) in respect of interest, and all Receipts in respect of Instalment Amounts, that have not already been paid on this permanent Global Note), security printed or, in the case of Certificates, printed in accordance with any applicable legal and stock exchange requirements and substantially in the form set out in Schedule 2 to the Trust Deed as supplemented and/or modified and/or superseded by the terms of the Third Schedule hereto. Certificates issued upon exchange for Registered Notes shall not be Global Certificates unless the holder so requests and certifies to the Issuing and Paying Agent that it is, or is acting as a nominee for, Cedelbank, Euroclear and/or an Alternative Clearing System.

On any exchange of a part of this permanent Global Note the portion of the principal amount hereof so exchanged shall be endorsed by or on behalf of the Issuing and Paying Agent in the First Schedule hereto, whereupon the principal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed.

Benefit of Conditions

Except as otherwise specified herein, this permanent Global Note is subject to the Conditions and the Trust Deed and, until the whole of this permanent Global Note is exchanged for Definitive Notes or Registered Notes, the holder of this permanent Global Note shall in all respects be entitled to the same benefits as if it were the holder of the Definitive Notes for which it may be exchanged and as if such Definitive Notes had been issued on the Issue Date.

Payments

No person shall be entitled to receive any payment in respect of the Notes represented by this permanent Global Note that falls due after an Exchange Date for such Notes, unless upon due presentation of this permanent Global Note for exchange, delivery of Definitive Notes or Certificates is improperly withheld or refused by or on behalf of the Issuer or the Issuer does not perform or comply with any one or more of what are expressed to be its obligations under any Definitive Notes.

Payments in respect of this permanent Global Note shall be made to its holder against presentation and (if no further payment falls to be made on it) surrender of it at the specified office of the Issuing and Paying Agent or of any other Paying Agent provided for in the Conditions. A record of each such payment shall be endorsed on the First or Second Schedule hereto, as appropriate, by the Issuing and Paying Agent or by the relevant Paying Agent, for and on behalf of the Issuing and Paying Agent, which endorsement shall (until the contrary is proved) be prima facie evidence that the payment in question has been made.

Prescription

Claims in respect of principal and interest (as each is defined in the Conditions) in respect of this permanent Global Note shall become void unless it is presented for payment within a period of 10 years (in the case of principal) and 5 years (in the case of interest) from the appropriate Relevant Date.

Meetings

The holder of this permanent Global Note shall be treated at any meeting of Noteholders, as having one vote in respect of each principal amount of Notes equal to the minimum Denomination of the Notes for which this permanent Global Note may be exchanged.

Cancellation

Cancellation of any Note represented by this permanent Global Note that is required by the Conditions to be cancelled (other than upon its redemption) shall be effected by reduction in the principal amount of this permanent Global Note representing such Note on its presentation to or to the order of the Issuing and Paying Agent for endorsement in the First Schedule hereto, whereupon the principal amount hereof shall be reduced for all purposes by the amount so cancelled and endorsed.

Purchase

Notes may only be purchased by the Issuer or any of its subsidiaries if they are purchased together with the right to receive all future payments of interest and Instalment Amounts (if any) thereon.

Issuer’s Options

Any option of the Issuer provided for in the Conditions shall be exercised by the Issuer giving notice to the Noteholders within the time limits set out in and containing the information required by the Conditions, except that the notice shall not be required to contain the serial numbers of Notes drawn in the case of a partial exercise of an option and accordingly no drawing of Notes shall be required.

Noteholders’ Options

Any option of the Noteholders provided for in the Conditions may be exercised by the holder of this permanent Global Note giving notice to the Issuing and Paying Agent within the time limits relating to the deposit of Notes with a Paying Agent set out in the Conditions substantially in the form of the notice available from any Paying Agent, except that the notice shall not be required to contain the certificate numbers of the Notes in respect of which the option has been exercised, and stating the principal amount of Notes in respect of which the option is exercised and at the same time presenting this permanent Global Note to the Issuing and Paying Agent, or to a Paying Agent acting on behalf of the Issuing and Paying Agent, for notation accordingly in the Fourth Schedule hereto.

Notices

Notices required to be given in respect of the Notes represented by this permanent Global Note may be given by their being delivered (so long as this permanent Global Note is held on behalf of Euroclear, Cedelbank or any other clearing system) to Euroclear, Cedelbank or such other clearing system, as the case may be, or otherwise to the holder of this permanent Global Note, rather than by publication as required by the Conditions.

Negotiability

This permanent Global Note is a bearer document and negotiable and accordingly:

(i)	is freely transferable by delivery and such transfer shall operate to confer upon the transferee all rights and benefits appertaining hereto and to bind the transferee with all obligations appertaining hereto pursuant to the Conditions

(ii)	the holder of this permanent Global Note is and shall be absolutely entitled as against all previous holders to receive all amounts by way of Redemption Amount interest or otherwise payable in respect of this permanent Global Note and the Issuer has waived against such holder and any previous holder of this permanent Global Note all rights of set-off or counterclaim that would or might otherwise be available to it in respect of the obligations evidenced by this Global Note and

(iii)	payment upon due presentation of this permanent Global Note as provided herein shall operate as a good discharge against such holder and all previous holders of this permanent Global Note.

No provision of this permanent Global Note shall alter or impair the obligation of the Issuer to pay the principal and premium of and interest on the Notes when due in accordance with the Conditions.

This permanent Global Note shall not be valid or become obligatory for any purpose until authenticated by or on behalf of the Issuing and Paying Agent.

This permanent Global Note shall be governed by and construed in accordance with English law.

In witness whereof the Issuer has caused this permanent Global Note to be duly signed on its behalf.

Dated as of the Issue Date.

SCOTTISH POWER UK plc

By:

CERTIFICATE OF AUTHENTICATION

This permanent Global Note is authenticated by or on behalf of the Issuing and Paying Agent.

CITIBANK, N.A. as Issuing and Paying Agent By:

Authorised Signatory

For the purposes of authentication only. Without recourse, warranty or liability.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THE FIRST SCHEDULE

Principal amount of Notes represented by this permanent Global Note

The following (i) issues of Notes initially represented by this permanent Global Note, (ii) exchanges of interests in a temporary Global Note for interests in this permanent Global Note, (iii) exchanges of the whole or a part of this permanent Global Note for Definitive Notes or for Registered Notes, (iv) cancellations or forfeitures of interests in this permanent Global Note and/or (v) payments of Redemption Amount in respect of this permanent Global Note have been made, resulting in the principal amount of this permanent Global Note specified in the latest entry in the fourth column:

Date	Amount of	Reason for	Principal amount	Notation made
	increase/decrease	increase/decrease	of this permanent	by or on behalf
	in principal	in principal	Global Note	of the Issuing
	amount of this	amount of this	following such	and Paying
	permanent Global	permanent Global	increase/decrease	Agent
	Note	Note (initial issue,
exchange,
cancellation,
forfeiture or
payment, stating
amount of
payment made)

THE SECOND SCHEDULE

Payments of Interest

The following payments of interest or Interest Amount in respect of this Permanent Global Note have been made:

Due date of	Date of payment	Amount of interest	Notation made by or on
payment			behalf of the Issuing and
Paying Agent

[Insert the provisions of the relevant Pricing Supplement that relate to the Conditions or the Global Notes as the Third Schedule.]

THE FOURTH SCHEDULE

Exercise of Noteholders’ Option

The following exercises of the option of the Noteholders provided for in the Conditions have been made in respect of the stated principal amount of this permanent Global Note:

Date of exercise	Principal amount of	Date of which	Notation made by or
	this permanent Global	exercise of such	on behalf of the
	Note in respect of	option is effective	Issuing and Paying
	which exercise is		Agent
made

SCHEDULE 1

Part C

Form of Global Certificate

This Note constitutes [[commercial paper/a [shorter/longer] term debt security] issued in accordance with regulations made under Section 4 of the Banking Act 1987. The Issuer of this Note is Scottish Power UK plc, which is not an authorised institution or a European authorised institution (as such terms are defined in the Banking Act 1987 (Exempt Transactions) Regulations 1997). Repayment of the principal and the payment of any interest or premium in connection with this Note has not been guaranteed] (*)[(*) Delete if Note is not denominated in Sterling or if issue proceeds are not accepted in the UK.]

SCOTTISH POWER UK plc

(Incorporated in Scotland with limited liability under registered number 117120)

DEBT ISSUANCE PROGRAMME

GLOBAL CERTIFICATE

Global Certificate No. [•]

Registered Holder:

Address of Registered Holder:

Principal amount of Notes represented by this Global Certificate:

This Global Certificate is issued in respect of the principal amount specified above of the Notes (the “Notes”) of the Tranche and Series specified in the Schedule hereto of Scottish Power UK plc (the “Issuer”). This Global Certificate certifies that the Registered Holder (as defined above) is registered as the holder of such principal amount of the Notes at the date hereof.

Interpretation and Definitions

References in this Global Certificate to the “Conditions” are to the Terms and Conditions applicable to the Notes (which are in the form set out in Schedule 2 Part C to the Trust Deed (as amended or supplemented as at the Issue Date, the “Trust Deed”) dated 4th November 1997 between the Issuer and The Law Debenture Trust Corporation p.l.c. as trustee, as such form is supplemented and/or modified and/or superseded by the provisions of this Global Certificate (including the supplemental definitions and any modifications or additions set out in the Schedule hereto), which in the event of any conflict shall prevail). Other capitalised terms used in this Global Certificate shall have the meanings given to them in the Conditions or the Trust Deed.

Promise to Pay

The Issuer, for value received, promises to pay to the holder of the Notes represented by this Global Certificate upon presentation and (when no further payment is due in respect of the Notes represented by this Global Certificate) surrender of this Global Certificate on the Maturity Date (or on such earlier date as the Redemption Amount may become repayable in accordance with the Conditions) the Redemption Amount in respect of the Notes represented by this Global Certificate and (unless the Notes represented by this Certificate do not bear interest) to pay interest in respect of such Notes from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

For the purposes of this Global Certificate, (a) the holder of the Notes represented by this Global Certificate is bound by the provisions of the Agency Agreement, (b) the Issuer certifies that the Registered Holder is, at the date hereof, entered in the Register as the holder of the Notes represented by this Global Certificate, (c) this Global Certificate is evidence of entitlement only, (d) title to the Notes represented by this Global Certificate passes only on due registration in the Register, and (e) only the holder of the Notes represented by this Global Certificate is entitled to payments in respect of the Notes represented by this Global Certificate.

Transfer of Notes represented by permanent Global Certificates

If the Schedule hereto states that the Notes are to be represented by a permanent Global Certificate on issue, transfers of the holding of Notes represented by this Global Certificate pursuant to Condition 2(b) may only be made in part:

(i)	if the Notes represented by this Global Certificate are held on behalf of Euroclear or Cedelbank or any other clearing system (an “Alternative Clearing System”) and any such clearing system is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so or

(ii)	with the consent of the Issuer

provided that, in the case of the first transfer of part of a holding pursuant to (i) above, the holder of the Notes represented by this Global Certificate has given the Registrar not less than 30 days’ notice at its specified office of such holder’s intention to effect such transfer. Where the holding of Notes represented by this Global Certificate is only transferable in its entirety, the Certificate issued to the transferee upon transfer of such holding shall be a Global Certificate. Where transfers are permitted in part, Certificates issued to transferees shall not be Global Certificates unless the transferee so requests and certifies to the Registrar that it is, or is acting as a nominee for, Cedelbank, Euroclear and/or an Alternative Clearing System.

Meetings

The holder of the Notes represented by this Global Certificate shall (unless this Global Certificate represents only one Note) be treated as two persons for the purposes of any quorum requirements of a meeting of Noteholders.

This Global Certificate shall not become valid for any purpose until authenticated by or on behalf of the Registrar.

In witness whereof the Issuer has caused this Global Certificate to be signed on its behalf.

Dated as of the Issue Date.

SCOTTISH POWER UK plc

By:

CERTIFICATE OF AUTHENTICATION

This Global Certificate is authenticated
by or on behalf of the Registrar.

CITIBANK, N.A.
as Registrar
By:

Authorised Signatory
For the purposes of authentication only.
Without recourse, warranty or liability.

Form of Transfer

For value received the undersigned transfers to

______________________________

______________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE)

[•] principal amount of the Notes represented by this Global Certificate, and all rights under them.

Dated	______________________________
Signed __________________________	Certifying Signature

Notes:

(i)	The signature of the person effecting a transfer shall conform to a list of duly authorised specimen signatures supplied by the holder of the Notes represented by this Global Certificate or (if such signature corresponds with the name as it appears on the face of this Global Certificate) be certified by a notary public or a recognised bank or be supported by such other evidence as a Transfer Agent or the Registrar may reasonably require.
(ii)	A representative of the Noteholder should state the capacity in which he signs e.g. executor.

[Insert the provisions of the relevant Pricing Supplement that relate to the Conditions or the Global Certificate as the Schedule.]

SCHEDULE 2

Part A

Form of Bearer Note

On the front:

[Denomination]	[ISIN]	[Series]	[Certif. No.]

[Currency and denomination]

This Note constitutes [[commercial paper/a [shorter/longer] term debt security] issued in accordance with regulations made under Section 4 of the Banking Act 1987. The Issuer of this Note is Scottish Power UK plc, which is not an authorised institution or a European authorised institution (as such terms are defined in the Banking Act 1987 (Exempt Transactions) Regulations 1997). Repayment of the principal and the payment of any interest or premium in connection with this Note has not been guaranteed](*) [(*) Delete if Note is not denominated in Sterling or if issue proceeds are not accepted in the UK.]

SCOTTISH POWER UK plc

(Incorporated in Scotland with limited liability under
registered number 117120)

DEBT ISSUANCE PROGRAMME

Series No. [•]

[Title of issue]

This Note forms one of the Series of Notes referred to above (the “Notes” ) of Scottish Power UK plc (the “Issuer”) designated as specified in the title hereof. The Notes are subject to the Terms and Conditions (the “Conditions”) endorsed hereon and are issued subject to, and with the benefit of, the Trust Deed referred to in the Conditions. Expressions defined in the Conditions have the same meanings in this Note.

The Issuer for value received promises to pay to the bearer of this Note, on presentation and (when no further payment is due in respect of this Note) surrender of this Note on the Maturity Date (or on such earlier date as the Redemption Amount may become repayable in accordance with the Conditions) the Redemption Amount and (unless this Note does not bear interest) to pay interest from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

This Note shall not become valid or obligatory for any purpose until authenticated by or on behalf of the Issuing and Paying Agent.

In witness whereof the Issuer has caused this Note to be signed on its behalf.

Dated as of the Issue Date.

SCOTTISH POWER UK plc

By:

CERTIFICATE OF AUTHENTICATION

This Note is authenticated
by or on behalf of the Issuing and Paying Agent.

CITIBANK, N.A.
as Issuing and Paying Agent
By:

Authorised Signatory
For the purposes of authentication only.
Without recourse, warranty or liability.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

On the back:

Terms and Conditions of the Notes

[The Terms and Conditions that are set out in Schedule 2 Part C to the Trust Deed as amended by and incorporating any additional provisions forming part of such Terms and Conditions and set out in the relevant Pricing Supplement shall be set out here.]

ISSUING AND PAYING AGENT

CITIBANK, N.A.
P.O. Box 18055
5 Carmelite Street
London
EC4Y 0PA

PAYING AGENT

CITIBANK AG, FRANKFURT
Neue Mainzer Strasse 75
60311 Frankfurt am Main

SCHEDULE 2

Part B

Form of Certificate

On the front:

This Note constitutes [[commercial paper/a [shorter/longer] term debt security] issued in accordance with regulations made under Section 4 of the Banking Act 1987. The Issuer of this Note is Scottish Power UK plc, which is not an authorised institution or a European authorised institution (as such terms are defined in the Banking Act 1987 (Exempt Transactions) Regulations 1997). Repayment of the principal and the payment of any interest or premium in connection with this Note has not been guaranteed](*) [(*) Delete if Note is not denominated in Sterling or if issue proceeds are not accepted in the UK.]

SCOTTISH POWER UK plc

(Incorporated in Scotland with limited liability under registered number 117120)

DEBT ISSUANCE PROGRAMME

Series No. [•]

[Title of issue]

This Certificate certifies that [•] of [•] (the “Registered Holder”) is, as at the date hereof, registered as the holder of [principal amount] of Notes of the Series of Notes referred to above (the “Notes” ) of Scottish Power UK plc (the “Issuer”), designated as specified in the title hereof. The Notes are subject to the Terms and Conditions (the “Conditions”) endorsed hereon and are issued subject to, and with the benefit of, the Trust Deed referred to in the Conditions. Expressions defined in the Conditions have the same meanings in this Certificate.

The Issuer, for value received, promises to pay to the holder of the Note(s) represented by this Certificate upon presentation and (when no further payment is due in respect of the Note(s) represented by this Certificate) surrender of this Certificate on the Maturity Date (or on such earlier date as the Redemption Amount may become repayable in accordance with the Conditions) the Redemption Amount in respect of the Notes represented by this Certificate and (unless the Note(s) represented by this Certificate do not bear interest) to pay interest in respect of such Notes from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

For the purposes of this Certificate, (a) the holder of the Note(s) represented by this Certificate is bound by the provisions of the Agency Agreement, (b) the Issuer certifies that the Registered Holder is, at the date hereof, entered in the Register as the holder of the Note(s) represented by this Certificate, (c) this Certificate is evidence of entitlement only, (d) title to the Note(s) represented by this Certificate passes only on due registration in the Register, and (e) only the holder of the Note(s) represented by this Certificate is entitled to payments in respect of the Note(s) represented by this Certificate.

This Certificate shall not become valid for any purpose until authenticated by or on behalf of the Registrar.

In witness whereof the Issuer has caused this Certificate to be signed on its behalf.

Dated as of the Issue Date.

SCOTTISH POWER UK plc

By:

CERTIFICATE OF AUTHENTICATION

This Certificate is authenticated
by or on behalf of the Registrar.

CITIBANK, N.A.
as Registrar

By:

Authorised Signatory
For the purposes of authentication only.
Without recourse, warranty or liability.

On the back:

Terms and Conditions of the Notes

[The Terms and Conditions that are set out in Schedule 2 Part C to the Trust Deed as amended by and incorporating any additional provisions forming part of such Terms and Conditions and set out in the relevant Pricing Supplement shall be set out here.]

Form of Transfer

For value received the undersigned transfers to

_______________________________

_______________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE)

[•] principal amount of the Notes represented by this Certificate, and all rights under them.

Dated	________________________________

Signed _____________________	Certifying Signature

Notes:

(iii)	The signature of the person effecting a transfer shall conform to a list of duly authorised specimen signatures supplied by the holder of the Notes represented by this Certificate or (if such signature corresponds with the name as it appears on the face of this Certificate) be certified by a notary public or a recognised bank or be supported by such other evidence as a Transfer Agent or the Registrar may reasonably require.
(iv)	A representative of the Noteholder should state the capacity in which he signs.

ISSUING AND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

CITIBANK, N.A.
P.O. Box 18055
5 Carmelite Street
London
EC4Y 0PA

PAYING AGENT AND TRANSFER AGENT

CITIBANK AG FRANKFURT
Neue Mainzerstrasse 75
60311 Frankfurt am Main

SCHEDULE 2

Part C

SCHEDULE 2

Part D

Form of Coupon

On the front:

SCOTTISH POWER UK plc

DEBT ISSUANCE PROGRAMME

Series No. [•]

[Title of issue]

Coupon for [[set out amount due, if known]/the amount] due on [the Interest Payment Date falling in]* [•], [•].

[Coupon relating to Note in the principal amount of [•]]**

This Coupon is payable to bearer (subject to the Conditions endorsed on the Note to which this Coupon relates, which shall be binding upon the holder of this Coupon whether or not it is for the time being attached to such Note) at the specified offices of the Issuing and Paying Agent and the Paying Agents set out on the reverse hereof (or any other Issuing and Paying Agent or further or other Paying Agents or specified offices duly appointed or nominated and notified to the Noteholders).

[If the Note to which this Coupon relates shall have become due and payable before the maturity date of this Coupon, this Coupon shall become void and no payment shall be made in respect of it.]***

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

Scottish Power UK plc

By:

[Cp. No.]	[Denomination]	[ISIN]	[Series]	[Certif. No.]

On the back:

CITIBANK, N.A.
P.O. Box 18055
5 Carmelite Street
London
EC4Y 0PA

PAYING AGENT
CITIBANK AG FRANKFURT
Neue Mainzerstrasse 75
60311 Frankfurt am Main

[*Only necessary where Interest Payment Dates are subject to adjustment in accordance with a Business Day Convention otherwise the particular Interest Payment Date should be specified.]

[**Only required for Coupons relating to Floating Rate or Variable Coupon Amount Notes that are issued in more than one denomination.]

[***Delete if Coupons are not to become void upon early redemption of Note.]

SCHEDULE 2

Part E

Form of Talon

On the front:

SCOTTISH POWER UK plc

DEBT ISSUANCE PROGRAMME

Series No. [•]

[Title of issue]

Talon for further Coupons falling due on [the Interest Payment Dates falling in]*[•] [•].

[Talon relating to Note in the principal amount of [•]]**

After all the Coupons relating to the Note to which this Talon relates have matured, further Coupons (including if appropriate a Talon for further Coupons) shall be issued at the specified office of the Issuing and Paying Agent set out on the reverse hereof (or any other Issuing and Paying Agent or specified office duly appointed or nominated and notified to the Noteholders) upon production and surrender of this Talon.

If the Note to which this Talon relates shall have become due and payable before the original due date for exchange of this Talon, this Talon shall become void and no exchange shall be made in respect of it.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

Scottish Power UK plc

By:

[Talon No.]	[ISIN]	[Series]	[Certif. No.]

On the back:

ISSUING AND PAYING AGENT
CITIBANK, N.A.
P.O. Box 18055
5 Carmelite Street
London
EC4Y 0PA PAYING AGENT
CITIBANK AG FRANKFURT
Neue Mainzerstrasse 75
60311 Frankfurt am Main

[* The maturity dates of the relevant Coupons should be set out if known, otherwise reference should be made to the months and years in which the Interest Payment Dates fall due.]

[** Only required where the Series comprises Notes of more than one denomination.]

In witness whereof this Second Supplemental Trust Deed has been executed as a deed on the date stated at the beginning.

SIGNED as a DEED by

SCOTTISH POWER UK plc

By:	ADRIAN COATS

an Authorised Signatory and

A MITCHELL

a Director or a Secretary

THE COMMON SEAL OF THE LAW DEBENTURE TRUST CORPORATION p.l.c. was affixed in the presence of:

TRUDI ELKINGTON	RICHARD RANCE

Trust Manager	Authorised Signatory